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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 1996, in the Registration Statement (Form S-4) and related Prospectus of IXC Communications, Inc. for the registration of $285,000,000 12 1/2% Series B Senior Notes due 2005.



                                          Ernst & Young LLP



Austin, Texas


May 16, 1996